Credit-related arrangements, repurchase agreements and commitments	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Credit-related arrangements, repurchase agreements and commitments
Note 12: Credit related arrangements, repurchase agreements and commitments

Commitments
As at December 31, 2024, the Bank was committed to expenditures under contract for information technology services sourcing of $20.3 million (December 31, 2023: $32.1 million). The Bank funded its expenditures with its own resources and plans to fund those currently in progress with its own resources, which may be obtained through cash on hand, cash flows from operations and issuances of debt and equity securities.

The following table summarizes the Bank's commitments for sourcing and other agreements:

Year ending December 31	Sourcing	Other	Total
2025	11,233	27,700	38,933
2026	9,092	18,122	27,214
2027	—	12,896	12,896
2028	—	7,549	7,549
2029	—	3,292	3,292
2030 & thereafter	—	19	19
Total commitments	20,325	69,578	89,903

The Bank enters into contractual commitments to extend credit, normally with fixed expiration dates or termination clauses, at specified rates and for specific purposes. Substantially all of the Bank's commitments to extend credit are contingent upon customers maintaining specific credit standards at the time of loan funding. Management assesses the credit risk associated with certain commitments to extend credit in determining the level of the allowance for expected credit losses.

The Bank has a facility with one of its custodians, whereby the Bank may offer up to $200 million of standby letters of credit to its customers on a fully secured basis. Under the standard terms of the facility, the custodian has the right to set-off against securities held of 110% of the utilized facility. At December 31, 2024, $138.4 million (December 31, 2023: $120.0 million) of standby letters of credit were issued under this facility.

Outstanding unfunded commitments to extend credit	December 31, 2024	December 31, 2023
Commitments to extend credit	475,289	496,577
Documentary and commercial letters of credit	1,576	1,824
Total unfunded commitments to extend credit	476,865	498,401
Allowance for credit losses	(90)	(302)

Credit-Related Arrangements
Standby letters of credit and letters of guarantee are issued at the request of a Bank customer in order to secure the customer’s payment or performance obligations to a third party. These guarantees represent an irrevocable obligation of the Bank to pay the third party beneficiary upon presentation of the guarantee and satisfaction of the documentary requirements stipulated therein, without investigation as to the validity of the beneficiary’s claim against the customer. Generally, the term of the standby letters of credit does not exceed one year, while the term of the letters of guarantee does not exceed four years. The types and amounts of collateral security held by the Bank for these standby letters of credit and letters of guarantee are generally represented by deposits with the Bank or a charge over assets held in mutual funds.

The Bank considers the fees collected in connection with the issuance of standby letters of credit and letters of guarantee to be representative of the fair value of its obligation undertaken in issuing the guarantee. In accordance with applicable accounting standards related to guarantees, the Bank defers fees collected in connection with the issuance of standby letters of credit and letters of guarantee. The fees are then recognized in income proportionately over the life of the credit agreements. The following table presents the outstanding financial guarantees. Collateral is shown at estimated market value less selling cost. Where the collateral is cash, it is shown gross including accrued income.

	December 31, 2024			December 31, 2023
Outstanding financial guarantees	Gross	Collateral	Net	Gross	Collateral	Net
Standby letters of credit	236,220	207,267	28,953	244,288	237,139	7,149
Letters of guarantee	1,792	1,756	36	3,529	3,493	36
Total	238,012	209,023	28,989	247,817	240,632	7,185

Repurchase agreements
The Bank utilizes repurchase agreements and resell agreements (reverse repurchase agreements) to manage liquidity that are carried at the amounts at which the securities will be subsequently sold or repurchased. The risks of these transactions include changes in the fair value of the securities posted or received as collateral and other credit related events. The Bank manages these risks by ensuring that the collateral involved is appropriate and by monitoring the value of the securities posted or received as collateral on a daily basis.

As at December 31, 2024, the Bank had 15 open positions (December 31, 2023: 5) in resell agreements with a remaining maturity of less than 120 days involving pools of mortgages issued by US federal agencies and non-US government debt securities. The carrying value of these resell agreements is $1.2 billion (December 31, 2023: $187.3 million) and are included in securities purchased under agreements to resell on the consolidated balance sheets. As at December 31, 2024, there were no positions (December 31, 2023: no positions) which were offset on the consolidated balance sheets to arrive at the carrying value, and there was no collateral amount which was available to offset against the future settlement amount.

As at December 31, 2024, the Bank had one open position (December 31, 2023: nil) in a repurchase agreement with a remaining maturity of less than 30 days involving one non-US government debt security, with the carrying value of the repurchase agreement being $92.6 million (December 31, 2023: nil).

Legal Proceedings
There are actions and legal proceedings pending against the Bank and its subsidiaries which arose in the normal course of its business. Management, after reviewing all actions and proceedings pending against or involving the Bank and its subsidiaries, considers that the resolution of these matters would in the aggregate not be material to the consolidated financial position of the Bank, except as noted in the following paragraph.
As publicly announced, in November 2013, the US Attorney’s Office for the Southern District of New York applied for and secured the issuance of so-called John Doe Summonses to six US financial institutions with which the Bank had correspondent bank relationships in connection with a US cross border tax investigation. On August 3, 2021, the Bank announced it had reached a resolution with the United States Department of Justice concerning this inquiry. The resolution was in the form of a non-prosecution agreement with a three-year term which concluded in July 2024. The Bank paid $5.6 million in respect of Forfeiture and Tax Restitution Amounts which is consistent with that previously provisioned for.